SHARES PLEDGE

between

GASI ENGINE SERVICES CORPORATION, a corporation organized under the laws of the state of Delaware and having its principal office at 4590 N.W. 36th St., Bldg 23 Miami, Florida 33122 (hereinafter referred to as THE PLEDGOR);

                    and

THE BANK OF NEW YORK COMMERCIAL CORPORATION, having an office at 1290 Avenue of the Americas, New York, New York 10104 as agent under the Sharing Agreement (as hereafter defined) for the Lenders, Trustee and the Holders of Securities (as each is defined therein) (in such capacity, THE AGENT).
             ________________


CONSIDERING THAT the Agent has required the transfer to it or its nominees of the Pledged Securities (as hereinafter defined) and the execution by the Company and Pledgor of this Deed, in security of the obligations of the Company and Pledgor to (INTER ALIA) the Banks under the Agreement and the Note Holders under the Indenture (all as defined below).

NOW IT IS HEREBY PROVIDED AND DECLARED THAT:

1.          INTERPRETATION
(1)         In this Deed:

            AGREEMENTS means the Fourth Amended and Restated Revolving Credit and Security Agreement dated as of this date between INTER ALIA the Company and Pledgor, Greenwich Air Services, Inc., Gas Turbine Corporation, Greenwich Turbine, Inc., GASI Engine Services Corporation, McAllen Components, L.P. and Greenwich Air Services - Texas, L.P. the Lenders (as defined therein), and the Agent (the Loan Agreement; and (b) the Indenture, dated as of this date between Greenwich Air Services, Inc., the Subsidiary guarantors (as defined therein) and the Note Trustee (the INDENTURE);



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            LENDERS shall mean: (a) the Lenders as defined in the Agreement and (b) the holders of the Securities as defined in the Indenture;

            DEFAULT RATE is as defined in Section 3.1 of the Agreement;

            GUARANTY is the guaranty dated as of this date issued by Pledgor to Agent of the obligations of Greenwich Caledonian Limited (Caledonian) to the Lenders under the Receivable Credit Agreement dated as of this date among Caledonian, Agent and Lenders.

            INDEBTEDNESS is as defined in each Agreement and shall include, without limitation, the Securities held by the Note Holders (as herein defined);

            NOTE HOLDERS are the holders of ____% senior notes of Greenwich Air Services, Inc. due 2006 (the Notes) issued pursuant to the Indenture referred to in the definition of the Agreement;

            NOTE TRUSTEE is American Stock Transfer & Trust Company;

            PLEDGED SECURITIES means the securities described in paragraph (a) of the SCHEDULE hereto which are to be transferred, or which have been transferred, to the Agent or its nominees, and the securities, monies, assets, rights and powers described in paragraphs (b) and
            (c) of the SCHEDULE hereto and all other securities (if any) which are hereafter transferred or delivered to the Agent to be held subject to the terms and conditions of this Deed; and

            SECURED OBLIGATIONS shall mean and include:

            (i) any and all of Pledgor's indebtedness and/or liabilities to the Agent or the Lenders of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, under the Loan Agreement and the Guaranty and all obligations of the Company and Pledgor to the Agent or Lenders to perform acts or refrain from taking any action under the Loan Agreement; and

            (ii) any and all of the Company's and Pledgor's Indebtedness and/or liabilities to the Agent, the Note Trustee or the Note Holders of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute and contingent, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, under the Indenture, the Subsidiary Guarantees and the Notes;

            SHARING AGREEMENT means the Collateral Sharing Agreement dated as of this date among Agent, Note Trustee and Agent, as collateral agent.

(2) Unless otherwise stated, terms and expressions defined in the Agreement shall have the same meaning herein.

(3) The expressions THE COMPANY AND PLEDGOR, THE AGENT, THE LENDERS, the Note Trustee and the Note Holders shall include the successors, assignees and transferees of the Company and Pledgor, the Agent, the Lenders; the Note Trustee and the Note Holders and, in the case of the Agent shall include any person for the time being the Agent under the Sharing Agreement.

(4) Unless any provision of this Deed or the context otherwise requires, any reference herein to any statute or any section of any statute shall be deemed to include a reference to any statutory modification or re-enactment thereof for the time being in force.

(5)         In this Deed the singular includes the plural and vice versa.
            Clause headings are for convenience of reference only.

(6) Any reference in this Deed to a document of any kind whatsoever (including this Deed) is to that document as amended or varied or supplemented or novated or substituted from time to time.

(7) Except as otherwise expressly provided for above, the provisions of the Agreement shall apply hereto, MUTATIS MUTANDIS, as if the same had been set out in full herein.

2.          OBLIGATION TO PAY

            The Company and Pledgor undertakes to the Agent that it will pay or discharge the Secured Obligations to the Agent and/or the Note Holders; as the case may be direct on the due date therefore in accordance with the terms of the Agreement, the Indenture or any other document evidencing the Indebtedness of the Company and Pledgor.

3.          SECURITY

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(1)         In security of the Secured Obligations the Company and Pledgor hereby assigns to the Agent as for the Lenders, the Note Trustee and the Note Holders its whole right, title, interest and benefit in and to the Pledged Securities.

(2) The Agent hereby acknowledges that, notwithstanding any transfer or delivery to EX FACIE absolutely of Pledged Securities and any registration of Pledged Securities in the name of the Agent or any person holding to the order of the Agent, or the custody thereof by the Agent of any such person, Pledged Securities are and shall truly be held by it as security for the payment of the Secured Obligations on the terms and conditions of this Deed.

4.          UNDERTAKINGS

(1) The Company and Pledgor undertakes forthwith to transfer to the Agent or its nominees, by duly stamped transfer, such of the Pledged Securities as at the date hereof have not been so transferred and to issue certificates representing the Pledged Securities in the name of the Agent or such nominee as appropriate.

(2) The Company and Pledgor shall for so long as this security is in force pay duly and promptly all calls which may from time to time be made in respect of any unpaid monies under any Pledged Securities and/or any other monies which it may lawfully be required to pay in respect of any Pledged Securities, and in case of default the Agent may, if it thinks fit, make such payments on behalf of the Company and Pledgor.

(3) Any monies expended by the Agent under these provisions shall be deemed to be properly paid by the Agent, and the Company and Pledgor shall reimburse the Agent on demand, and such monies shall pending reimbursement constitute a part of the Secured Obligations.

5.          WARRANTIES

            The Company and Pledgor hereby warrants, represents and undertakes that subject to this Deed (a) it is and will remain the sole owner of the Pledged Securities, (b) it has not transferred, assigned, pledged or in any way encumbered and hereby covenants that it will not transfer, assign, pledge or otherwise encumber hereafter the whole or any part of the Pledged Securities or any interest therein to anyone other than the Agent and (c) the Pledged Securities represent and will continue to represent no less than 65% of the share capital of Greenwich Caledonian Limited.

6.          VOTING RIGHTS, DIVIDENDS, ETC.

(1) If the Pledged Securities shall entitle the holder thereof to rights to subscribe for any other securities, then the Company and Pledgor shall do all acts and things and execute such documents (including such deed or deeds supplemental hereto) as the Agent may require so as to effect a fixed security in favor of the Agent (as trustee aforesaid) over such Pledged Securities when issued.

(2) Subject to Clauses 6(3) and 8(2) the Company and Pledgor shall be entitled to exercise any and all voting rights pertaining to the Pledged Securities or any part thereof and to receive and retain any and all cash dividends paid in respect of the Pledged Securities in accordance with the provisions of the Agreement. If the Agent receives due notice not less than 7 days before the proposed exercise of any such voting rights by the Company and Pledgor (or such lesser period as the Agent may agree), and if the Company and Pledgor is entitled hereunder to exercise such rights, the Agent shall procure its nominee to execute and deliver such documents as the Company and Pledgor may reasonably require in order to enable such rights to be so exercised.

(3)         This Deed shall take effect so that:

            (a) prior to any enforcement of this security all rights attached to the Pledged Securities shall be exercisable only in the interests of the Company and Pledgor in accordance with the Company's and Pledgor's instructions, apart from the exercise of any such right for the purpose of preserving this security in accordance with the provisions hereof; and

            (b) upon any enforcement of this security all rights attached to the Pledged Securities shall be exercisable by the Agent for the purpose of enforcing this security and otherwise in accordance with Clause 6(3)(a), to the intent that nothing contained herein or in any other Agreements shall give or is intended to have the effect of giving control of Greenwich Caledonian Limited to the Agent or the Lenders, otherwise than on enforcement of this security.

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(4)         The Agent may after notifying the Company and Pledgor of its intention to do so, but shall not be obliged to, pay any calls or other sums that may be or become due in respect of any of the securities for the time being the subject of this Deed (including, without limitation, the Pledged Securities) and the Company and Pledgor undertakes to pay to the Agent on written demand to the Company and Pledgor such sums so paid by the Agent together with interest thereon at the Default Rate from the date of demand by the Agent to the date of payment by the Company and Pledgor. Such sums and interest shall be secured by this Deed.

7.          LIABILITY TO PERFORM

            It is expressly agreed that, notwithstanding anything to the contrary herein contained, the Company and Pledgor shall remain liable to observe and perform all of the conditions and obligations assumed by it in respect of the Pledged Securities and due Agent shall be under no obligation or liability by reason of or arising out of this Deed. The Agent shall not be required in any manner to perform or fulfill any obligations of the Company and Pledgor in respect of the Pledged Securities.

8.          ENFORCEMENT

(1) At any time after the occurrence and during the continuance of an Event of Default then, if and for so long as the Agent is, or is entitled to be registered as the holder of the Pledged Securities in the register of members of Greenwich Caledonian Limited this security may be enforced, subject to the provisions of the Sharing Agreement in the following manner [STANDSTILL?]:

            (a) the Agent shall become entitled to sell, call in, collect or convert into money any Pledged Securities with full power on giving notice to the Company and Pledgor to such effect to sell any of the same either together or in parcels and either by public auction or private contract and for such consideration (whether in cash, securities or other assets and whether deferred or not) as the Agent may think fit and with full power to buy in or rescind or vary any contract of sale of Pledged Securities or any part thereof and to resell the same without being responsible for any loss which may be occasioned thereby and with full power to compromise and effect compositions and for the purposes aforesaid or any of them to execute and do all such assurances and things as it shall think fit;

            (b) the Agent shall become entitled to apply all or any monies received or held by it in respect of the Pledged Securities in respect of the exercise of any of its rights in relation thereto in accordance with Clause 9; and

            (c) the Company and Pledgor shall on demand execute and do all such transfers, assurances and things which the Agent may require for perfecting its title to any Pledged Securities or for vesting the same in the Agent or its nominees or any purchaser.

(2)         After this security has become enforceable:

            (a) all rights of the Company and Pledgor to exercise the voting rights which it would otherwise be entitled to exercise and to receive the dividends and other payments which it would otherwise be authorized to receive and retain pursuant to Clause 6(b) shall cease, and, if and so long as the Agent is, or is entitled to be, registered as the holder of the Pledged Securities in the register of members of Greenwich Caledonian Limited all such rights shall thereupon become vested in the Agent which shall have the sole right to exercise such voting rights and to receive and hold as Pledged Securities such dividends and interest payments; and

            (b) all dividends and other payments which are received by the Company and Pledgor contrary to the provisions of Clause 8(2)(a) shall, if and for so long as the Agent is entitled to be registered as the holder of the Pledged Securities in the register of members of Greenwich Caledonian Limited, be received in, and be declared by the Company and Pledgor to be subject to a trust for the benefit of the Agent, and shall be segregated from other funds of the Company and Pledgor and forthwith be paid over to the Agent, to the intent that the Agent shall be entitled to exercise such rights and receive such payments only for the purpose of protecting or enforcing the security constituted hereby.

(3) The Agent shall incur no liability to the Company and Pledgor in the event of an overrealization of Pledged Securities or any of them or from any error or omission in the administration thereof.

9.          APPLICATION OF ENFORCEMENT MONIES



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(1)         All monies received by the Agent under or by virtue of this Deed following enforcement of the security hereby granted shall be applied, subject to the claim of any creditors ranking in priority to or PAR PASSU with the claims of the Agent hereunder, in manner set out in the Sharing Agreement.

(2) Nothing contained in this Deed shall limit the right of the Agent (and the Company and Pledgor acknowledges that the Agent is so entitled) if and for so long as the Agent, in its discretion shall consider it appropriate, to place all or any monies arising from the enforcement of the security hereby granted into a suspense account, without any obligation to apply the same or any part thereof in or towards the discharge of any Secured Obligation.

10.         RECONVEYANCE

            Upon payment in full of all Secured Obligations, the Agent shall transfer to the Company and Pledgor at the Company's and Pledgor's expense, and the Company and Pledgor shall accept the transfer of, all Pledged Securities then held by or to the order of the Agent and the Agent shall co-operate in procuring the registration of such Pledged Securities in the name of the Company and Pledgor or as it shall direct.

11.         PROTECTION OF SECURITY

(1) The security created by this Deed shall be a continuing security notwithstanding any settlement of account or other matter or thing whatsoever, and in particular (but without prejudice to the generality of the foregoing) shall not be considered satisfied by an intermediate repayment or satisfaction of part only of the Secured Obligations and shall continue in full force and effect until total and irrevocable satisfaction of all the Secured Obligation.

(2) The security created by this Deed shall be in addition to and shall not in any way prejudice or be prejudiced by any collateral or other security, right or remedy which the Agent may now or at any time hereafter hold for all or any part of the Secured Obligations.

(3) No failure on the part of the Agent or any Lender to exercise and no delay on its part in exercising any right, remedy, power or privilege under or pursuant to this Deed or any other document relating to or securing all or any part of the Secured Obligations will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Deed and any such other document are cumulative and not exclusive of any right or remedies provided by law.

(4) Each of the provisions in this Deed shall be severable and distinct from one another and if at any time any one or more of such provisions is or becomes or is declared null and void, invalid, illegal or unenforceable in any respect under any law or otherwise howsoever the validity, legality and unenforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

(5) If any of the Agent, the Lender, the Note Trustee or the Note Holders receives or is deemed to be affected by notice whether actual or constructive of any subsequent security or other interest affecting any part of the Pledged Securities and/or the proceeds or sale thereof, any of the Agent, the Lender, the Note Trustee or the Note Holders may open a new account or accounts with the Company and Pledgor. If the Agent or such Lenders does not open a new account it shall nevertheless be treated as if it had done so at the time when it received or was deemed to have received notice and as from that time all payments made to the Agent or such Lender, the Note Trustee or the Note Holder shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount for which this Deed is security.

(6) Neither the security created by this Deed nor the rights, powers, discretions and remedies conferred upon the Agent by this Deed or by law shall be discharged, impaired or otherwise affected by reason of:

            (a) any present or future security, guarantee, indemnity or other right or remedy held by or available to any of Agent, the Lenders, the Note Trustee or the Note Holders being or becoming wholly or in part void, voidable or unenforceable on any ground whatsoever or by any of Agent, the Lenders, the Note Trustee or the Note Holders from time to time exchanging, varying, realizing, releasing or failing to perfect or enforce any of the same; or

            (b) the Agent or any Lender or the Note Trustee or any Note Holder compounding with, discharging or releasing or varying the liability of, or granting

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                  any time, indulgence or concession to, the Company and Pledgor or any other person or renewing, determining, varying or increasing any accommodation or transaction in any manner whatsoever or concurring in accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from the Company and Pledgor or any other person; or

            (c) any act or omission which would not have discharged or affected the liability of the Company and Pledgor had it been a principal debtor instead of cautioner or by anything done or omitted which but for this provision might operate to exonerate the Company and Pledgor from the Secured Obligations; or

            (d) any legal limitation, disability, incapacity or other similar circumstance relating to the Company and Pledgor.

(7) The Agent shall not be obliged, before exercising any of the rights, powers or remedies conferred upon it by or pursuant to this Deed or by law, to:

            (a) take any action or obtain judgment or decree in any Court against the Company and Pledgor;

            (b) make or file any claims to rank in a winding-up or liquidation of the Company and Pledgor; or

            (c) enforce or seek to enforce any other security taken, or exercise any right or plea available to the Agent, in respect of any of the Company's and Pledgor's obligations under any document other than this Deed.

12.         FURTHER ASSURANCE

            The Company and Pledgor shall execute and do all such assurances, acts and things as the Agent may require for perfecting or protecting the security created by or pursuant to this Deed over the Pledged Securities or for facilitating the realization of such rights and the exercise of all powers, authorities and discretions vested in the Agent, and shall, in particular, on demand forthwith sign, seal, execute, deliver and complete all transfers, assignments, renunciations, mandates, instructions, deeds and documents of every kind and do or cause to be done, all acts and things of every kind which the Agent may specify by written notice to the Company and Pledgor to perfect the interest of the Agent or to

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            enable the Agent or the nominees of the Agent to exercise any rights or powers attaching to the Pledged Securities or to vest the Pledged Securities in the Agent or the nominees of the Agent, or to enable the Agent to sell or dispose of the Pledged Securities or otherwise to enforce or exercise any rights or powers under or in connection with its security.

13.         MANDATE AND ATTORNEY

(1) The Company and Pledgor hereby irrevocably appoints the Agent to be its mandatory and attorney for it and on its behalf and in its name or otherwise and as its act or deed to create or constitute, or to make any alteration or addition or deletion in or to, any documents which the Agent may require for perfecting or protecting the title of the Agent to the Pledged Securities or for vesting any of the Pledged Securities in the Agent or its nominees or any purchaser and to redeliver the same thereafter and otherwise generally to sign, seal and deliver and otherwise perfect any fixed security, floating charge, transfer, disposition, assignation, security and/or assurance or any writing, assurance, document or act which may be required or may be deemed proper by the Agent on or in connection with any sale, lease, disposition, realization, getting in or other enforcement by the Agent of all or any of the Pledged Securities.

(2) The Company and Pledgor hereby ratifies and confirms and agrees to ratify and confirm whatever any such mandatory or attorney shall do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to in this Clause 13.

14.         EXPENSES

(1) The Company and Pledgor binds and obliges itself for the whole expenses of completing and enforcing the security hereby granted and the expenses of any retrocession or discharge hereof.

(2) All costs, charges and expenses incurred and all payments made by the Agent hereunder in the lawful exercise of the powers hereby conferred whether or not occasioned by any act, neglect or default of the Company and Pledgor shall carry interest from the date of the same being incurred or becoming payable at the Default Rate. The amount of all such costs, charges, expenses and payments and all interest thereon and all remuneration payable hereunder shall be payable by the Company and Pledgor on demand and shall be a Secured Obligation. All such costs, charges,

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            expenses and payments shall be paid and charged as between the Agent and the Company and Pledgor on the basis of a full and unqualified indemnity.

15.         INDEMNITY

            The Agent and every attorney, manager, agent or other person appointed by the Agent in connection herewith shall be entitled to be indemnified out of the Pledged Securities in respect of all liabilities and expenses properly incurred by them or him in the execution or purported execution of any of the powers, authorities or discretions vested in them or him pursuant hereto and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in anywise relating to the Pledged Securities, and the Agent may retain and pay all sums in respect of the same out of any monies received under the powers hereby conferred.

16.         AVOIDANCE OF PAYMENTS

            Any amount which has been paid by a Borrower to the Agent or any other Lender or the Note Trustee or any Note Holder and which is, in the opinion of the Agent, capable of being reduced or restored or otherwise avoided in whole or in part in the liquidation or administration of that Borrower, shall not be regarded as having been irrevocably paid for the purposes of this Deed.

17.         NOTICES

            All notices, requests, demands and other communications to be given under this Deed shall be given and/or deemed to be given in the same manner as notices to be given under the Agreement, and the terms of
            Section 14.6 of the Agreement shall apply MUTATIS MUTANDIS to this Deed as though that Clause were set out in full herein.

18.         GOVERNING LAW

            This Deed shall be construed and governed in all respects in accordance with the law of Scotland.

19.         CONSENT TO REGISTRATION

            A Certificate signed by an authorized officer of the Agent shall, in the absence of manifest error, conclusively determine the Secured Obligations at any relevant time and shall constitute a balance and charge against the Company and Pledgor, and no suspension of a charge or of a threatened charge for payment of the balance so constituted shall pass nor any sist of execution thereon be granted except on consignation. The Company and Pledgor consents to the registration of this Deed and of any such certificate for preservation and execution.

            IN WITNESS WHEREOF, this Shares Pledge has been executed as of the ___ day of June, 1996.

                                    GASI ENGINE SERVICES CORPORATION


                                    By:_____________________________
                                       Title:_______________________


                                    THE BANK OF NEW YORK COMMERCIAL
                                    CORPORATION, as Agent


                                    By:_____________________________
                                       Title:_______________________


                                    GREENWICH TURBINE TEST CORPORATION


                                    By:_____________________________
                                       Title:_______________________


                                    GREENWICH FOREIGN SALES CORPORATION


                                    By:_____________________________
                                       Title:

                                 THE SCHEDULE

                               PLEDGED SECURITIES



(a) 650,000 fully paid Ordinary "A" Shares of L1 each and 14,345,026 Ordinary "B" Shares of US $1 each in the capital of Greenwich Caledonian Limited (formerly Aviall Limited).

(b) all other securities of every kind which may at any time, whether directly or indirectly, be derived from any kind of the said shares, whether by way of bonus, rights, exchange, option, preference, capital re-organization or otherwise howsoever; and

(c) where the context so admits, all monies and assets whatsoever at any time accruing on, or payable or receivable in respect of, any of the said shares or securities and all voting and other rights and powers of any kind at any time attaching to, or exercisable in respect of, any of the said shares or securities.